UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2006

D. R. Horton, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas		76102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	817-390-8200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of October 17, 2006, D.R. Horton, Inc. (the "Company") eliminated its three executive Chief Operating Officer positions. Gordon D. Jones, previously Chief Operating Officer – Central U.S. Operations, will continue to serve the Company in the capacity of Regional President of the Company’s Southwest Region. George W. Seagraves, previously Chief Operating Officer – Eastern U.S. Operations, will continue to serve the Company in the capacity of Regional President of the Company’s Midwest Region. Thomas F. Noon, previously Chief Operating Officer – Western U.S. Operations, has resigned from his position with the Company effective as of October 20, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

October 20, 2006	By:	/s/ Donald J. Tomnitz

Name: Donald J. Tomnitz
Title: Vice Chairman, President and Chief Executive Officer